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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2005:

FRESH HARVEST PRODUCTS, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-24189	33-1130446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3163 Kennedy Boulevard Jersey City, New Jersey	07306
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (201) 217-4137

Serino1 Corp

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (3-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ITEM 1.01

Entry into a Material Definitive Agreement

Effective December 16, 2005, Serino 1 Corp entered into an Agreement and Plan of Merger to acquire all of the assets and business of Fresh Harvest Products, Inc., a New York company.  The agreement is attached hereto as Exhibit 10.1.  The agreement is by and between Serino 1 Corp. and Fresh Harvest Products, Inc. and was executed by the presidents of both companies and the majority of the selling shareholders of Fresh Harvest Products, Inc.  As a result of the merger, Serino1 Corp has acquired business operations and no longer falls under shell company status.

Under the terms and conditions of the agreement Serino 1 shall cause to be issued 383,628 shares of restricted common stock to the shareholders of Fresh Harvest Products, Inc. in exchange for their shares of common stock of Fresh Harvest.  Additionally, under the agreement the Company shall issue 165,532 shares of restricted common stock to Illuminate, Inc. as compensation for consulting and business services rendered in facilitating merger the of Serino 1 with Fresh Harvest Products.  A portion of the aforesaid stock is being held as collateral to secure the $400,000 note payable by the Company to Illuminate for additional compensation.

Serino 1 Corp. was incorporated on April 21, 2005 under the laws of the State of New Jersey to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions.  Serino 1 had been in the developmental stage since inception and from that date it had no operations until the acquisition of Fresh Harvest Products, Inc. on December 16, 2005.  This acquisition provided for Serino 1 to issue one share of its restricted common stock to the shareholders of Fresh Harvest Products, Inc. for each share of common stock they held in Fresh Harvest Products, Inc.  As a further provision of this acquisition, Serino 1 filed an ‘Amendment to its Articles of Incorporation’ with the State of New Jersey to change its name to Fresh Harvest Products, Inc.  The amended articles are attached hereto and incorporated by reference as Exhibit 3.1c.  The surviving corporation of this acquisition is Fresh Harvest Products, Inc. a New Jersey corporation.  The future business operations of the Company will be that of the acquired company Fresh Harvest Products as described more fully below.

Fresh Harvest Products, Inc. (“Fresh Harvest” or “the Company”) was incorporated and then funded privately in New York State in 2003 with the intent to become the first global organic food company to bring to consumers healthy food products at reasonable prices through both regional and national supermarkets. Since then, the Company has studied and analyzed the organic food market, created brands with distinctive labeling, developed key distribution relationships, establishing a global procurement program, and assembled a core management team to build the business on a global basis.

Fresh Harvest has focused on finding the best organic and artisan food products in the world.  Fresh Harvest’s branded organic food products will be produced by artisan farms, co-ops and families who have historically grown organic products.  The products that Fresh Harvest plans to initially offer include: olive oils from Italy and Spain; coffee from South America, USA and Africa and Fresh Harvest Health Bars that have no sugar added, are cholesterol free, trans fat free, low in sodium and gluten free.  Fresh Harvest intends to bring healthy great tasting organic food products at affordable prices to the mass markets.  All packaging has been designed and approved. The Company has received interest for orders for Fresh Harvest Health Bars once that product can be produced. Management is now presenting the product line to select supermarkets chains in the eastern part of the United States.

The market for natural and organic foods currently represents about 2% of total US food sales, according to the US Agri-Food Market Profile. With latest US foods sales totaling in excess of $680 Billion, natural and organic food sales represent $13.6 Billion, of which organic alone represents nearly a $5 Billion market. Latest available data also shows that while US food sales are generally flat, the natural/organic category is growing in excess of 8% annually and even faster abroad. Most importantly, (1) Nearly 70% of all consumers now purchase natural products; (2) Nearly 65% buy organic foods and produce; (3) Nearly 65% take supplements; (4) Over 50% purchase functional foods and beverages; and (5) Over 40% use soy foods and beverages (Sources: Natural Food Merchandiser, Nutritional Business Journal, and Progressive Grocer). On a global basis, similar patterns are evident among developed countries. For example, organic food and beverage sales in Europe now exceed $10 Billion, which is only 2% of that markets total food sales.

Administrative Offices

Fresh Harvest Products, Inc. maintains its corporate offices at 3163 Kennedy Boulevard, Jersey City, New Jersey 07306.  Our telephone number is (201) 217-4137.  A director provides us with this office space at no charge. The Company also maintains an administrative and sales office at 280 Madison Avenue, Suite 1005, New York, New York 10016.  The phone number of that office is (212) 889-5904.  A director provides us with this office space at no charge. We do not currently maintain any other office facilities, and do not anticipate the need for maintaining any additional office facilities at any time in the foreseeable future.

Employees

Fresh Harvest Products, Inc. is a development stage company and currently has no employees other than its officers and directors.  Management expects to hire staff as necessary, and does not anticipate a need to engage any full-time employees until the business plan is further developed.

Risk Factors

Our business is subject to numerous risk factors, including the following:

1.

Development of New Business Strategies.  The Company’s focus is primarily on the development, management and marketing of organic health and wellness oriented consumer food products.  At the present time, the Company has generated no, or minimal, operating revenues and is still in the process of developing the organizational infrastructure necessary to support its proposed business.  As a consequence thereof, the Company has incurred operating losses since its inception and will continue to do so for some time.  Potential investors should be aware of the difficulties normally encountered by a new enterprise.  It is subject to all the risks incident to the creation of a new business including those relating to market penetration.  The commercial success of the Company will be dependent upon creating market demand for its products. There is limited evidence, at this time, upon which to base an assumption that the Company's planned business will prove successful or that its products and services will be successfully marketed.  As a consequence, there is no assurance that the Company will be able to operate profitably in the future, if at all.

2.

No Material Revenues To Date; Uncertainty of Financial Results.  The Company has yet to generate any material operating revenues.  Once fully operational, the Company may experience revenues lower than anticipated and/or an increase in unfunded expenses.  Accordingly, there may be substantial fluctuations in the Company’s revenues and expenses.  Until such time, if ever, that the Company receives significant revenues from its operations, the Company expects to report losses and is unable to predict when, if ever, it will achieve sustained operating profitability.

3.

Additional Financing.  Cash requirements to pursue opportunities or to address problems not now anticipated may put a strain on the Company’s cash resources.  To date, the Company has not generated any material operating revenues and has been principally financed through sales of its common stock.  There is no assurance that additional capital will be available to the Company if required or that capital, if available, will be available on terms favorable to the Company.

4.

Financial Forecast.  Any references to the financial forecast or revenue projections of the Company are based upon assumptions as to future events and conditions, which the Company believes to be reasonable, but which are inherently uncertain and unpredictable.  The assumptions may prove to be incomplete or incorrect and unanticipated events and circumstances may occur.  Due to these uncertainties and the other risks outlined in this Memorandum, the actual results of the Company's operations can be expected to be different from those projected, and the differences may be material and adverse.

5.

Dependence on Key Personnel.  The Company may encounter unforeseen difficulties managing its future growth therefore the Company’s future success will depend in large part on the continued service of its experienced market strategists and management personnel. Success will be dependent on its ability to continue to attract, motivate, and retain highly qualified employees particularly those with experience specific to the product offerings contemplated by the Company as well as business experience and experience in the consumer products industry.  The Company’s employees may voluntarily terminate their employment with the Company at any time.  The loss of the services of these and other key personnel, particularly the Company’s current executive officers, or the inability to attract new personnel, could have a material adverse effect upon the Company’s results of operations (see “Management”).

6.

Marketing Experience Limitations.  Although Company management believes that it possesses significant marketing experience, such experience has been limited to their respective fields of expertise and may not cover a product area that the Company may chose to enter.  Consequently, the Company may rely, to a certain extent, on the expertise and experience of industry consultants, marketing specialists, advertising agencies and key employees.  Based upon the foregoing, no assurance can be given that the Company will be able to effectively market its products and services and achieve its targeted financial goals.

7.

Control by Existing Shareholders.  The present shareholders of the Company beneficially own a majority of the outstanding voting shares of the Company.  Accordingly, they may continue to have the ability to determine the outcome of elections of the Company’s directors and other matters presented to a vote of stockholders.

8.

No Assurance of Public Market.  There has to date never been a sustained active public market for the Company’s securities, including shares of its stock and there can be no assurance that a sustained active public market for the Company’s stock will develop any time in the future.  If the activity level of a trading market does in fact develop for the Company’s stock, there can be no assurance that it will be sustained.  Therefore, there can be no assurance that any of the shares held by our shareholders can be resold in the future at or near the offering price for such securities.

9.

No Assured Dividends.  There can be no assurance that the proposed operations of the Company will result in sufficient revenues to enable the Company to operate at profitable levels or to generate positive cash flow.  For the foreseeable future, it is anticipated that any earnings that may be generated from operations of the Company will be used to finance the growth of the Company and that cash dividends on the Company’s stock will not be paid to stockholders.

10.

Competition.  The retail food packaged goods industry is experiencing rapid growth and expansion in all areas of natural and organic food product offerings to consumers. It is intensely competitive and is expected to become even more competitive in the near future - worldwide.  Fresh Harvest will be competing with a number of companies which have considerably greater financial, personnel, marketing, technical and operating resources.  Consequently, such competitors may be in a better position than the Company to take advantage of market needs, acquisitions and other opportunities, and devote greater resources to the marketing and sale of their products and services.  To meet such competition, the Company will attempt to employ qualified personnel, provide high quality products and services, and attempt to maintain a lower cost of production than its competitors. The Company also believes its ability to compete successfully will depend on such factors as marketing presence; its marketing abilities; the pricing policies of its competitors; the timing of introductions of new products and services by the Company; the ability to keep costs down; the ability to adapt to changing market conditions; and industry and general economic trends.  There cannot, however, be any certainty that the Company will be able to locate or retain such personnel, keep costs down or provide such products and services on terms favorable to the Company.

11.

Dependence on Third Parties and Certain Relationships.  The Company will be dependent on its relationships with certain manufacturers, food retailers, food brokers, joint venture partners and strategic alliance partners.  The Company's business is also generally dependent upon its ability to obtain the services of marketing, public relations and advertising experts.  The failure of the Company to obtain the services of any person or entity upon which it is dependent, or the inability to replace such relationship would have a material adverse impact on the Company's business prospects, financial condition and results of operations. In addition, the Company will have a specific dependence on the telephone, Internet and the integration the two aforementioned into the Company’s information management system. Any disruption on the flow of information and data to this system will significantly impact service to customers and therefore financial performance. Because the Company does not manufacture the products it plans to sell and distribute, the Company cannot ensure that all of the products it will sell meet all federal regulatory requirements pertinent to maintaining the organic label promoted to consumers.

12.

Government Regulation; Potential Liability for Information Disseminated Through the Internet.  The Company is not currently subject to direct regulation relative to information dissemination through the Internet by any domestic or foreign governmental agency, other than regulations applicable to businesses generally, various securities laws, and laws or regulations directly applicable to online commerce.  The Company may be required to comply with future national and/or international legislation and statutes regarding conducting commerce on the Internet in all or specific countries throughout the world.  No assurance can be made that the Company will be able to comply with such legislation or statutes.  The Company's Internet operations are not currently impacted by federal, state, local and foreign environmental protection laws and regulations.

In addition, the law as it relates to the liability of on-line companies for information carried on or disseminated through their systems is currently unsettled.  Several private lawsuits seeking to impose such liability upon on-line service companies and Internet access providers are currently pending.  In addition, legislation has been proposed which would impose liability for or prohibit the transmission on the Internet of certain types of information and content.  The imposition upon the Company or other similar Internet reliant companies of potential liability for information carried on or disseminated through their systems could require the expenditure of substantial resources, or result in the discontinuation of certain aspects of the Company’s use of the Internet related to its business.  The increased attention focused upon liability issues as a result of these lawsuits and legislative proposals could impact the growth of Internet use, and may result in the Company becoming liable for information carried on or disseminated through its systems.  Any costs incurred as a result of such liability or asserted liability could have a material adverse effect on the Company’s business, financial condition and results of operations.

13.

Government Regulation-USDA.

The Company is subject to the statutes imposed by both Federal and State legislatures regarding the sale of food products to consumers. To this end, the increased attention focused upon liability issues as a result of these legislative proposals could impact the growth of Internet or direct marketing use, and may result in the Company becoming liable. Any costs incurred as a result of such liability or asserted liability could have a material adverse effect on the Company’s business, financial condition and results of operations.

14.

Federal Government Regulation- FDA.

Each of the Company’s proposed products potentially falls under the regulation of the FDA or rules promulgated by the government to regulate formulations or manufacture of products and their sale to consumers. The Company has applied for and received all necessary approvals from the FDA, if any.  The Company may encounter legal, regulatory and government oversight risks with any foreign operations imposed by FDA like authorities in foreign countries that we may chose to sell products.

The Company has in place required controls to adhere to such rules and regulation as put forth by the FDA and any other agency that regulated commerce regarding consumers. The government has a wide range rules, regulations and laws which may impact the business of the Company. At any time the Company could be audited for good manufacturing procedures (“GMP”) by a regulating agency and be fined or forced to cease manufacturing until such time as the offending situation has been rectified causing loss of revenue and damage to the business. The Company believes as a reseller that it has minimum exposure in this area relative to today’s regulations.

15.

State Regulation.

Each state has a regulatory body that is charged with the responsibility of regulating food manufacturing, preparation and sales to consumers. These regulatory bodies are ostensibly charged with the regulation of the industry as it relates to the people they serve. Many state boards have rules in place that the Company may not unknowingly comply with regarding the delivery and sale of organic food products.

16.

Direct Marketing - Federal.

 It is the opinion of management, after discussion with legal counsel, that the Company has formulated an appropriate policy, and as needed, takes appropriate steps to address the various federal and state rules, regulation, and statutes that govern the various facets of the business described heretofore.

17.

Direct Marketing - State.

It is the opinion of management, after discussion with legal counsel, that the Company has formulated an appropriate policy, and as needed, takes appropriate steps to address the various federal and state rules, regulation, and statutes that govern the various facets of the business described heretofore.

18.

Entry into New Business Areas.  The Company may choose to expand its operations by developing new or complementary products or sales formats, expanding the breadth and depth of products and services offered, expanding its market presence through relationships with third parties, or consummating acquisitions or investments.  Expansion of the Company's operations in this manner would require significant additional expenses and development, and would strain the Company's management, financial and operational resources.  There can be no assurance that the Company would be able to expand its efforts and operations in a cost-effective or timely manner or that any such efforts would increase overall market acceptance.  Furthermore, any new business that is not favorably received by consumer or trade customers could damage the Company's reputation and have a material adverse effect on its business and ability to operate profitable, if at all.

19.

International Sales and Operations.  International sales are subject to inherent risks, including: unexpected changes in regulatory requirements and tariffs, difficulties in staffing and managing foreign operations, longer payment cycles, greater difficulty in accounts receivable collection, potentially adverse tax consequences, price controls, or other restrictions on foreign currency and difficulties in obtaining export and import licenses.  To the extent the Company develops significant revenues from international sales, gains and losses on the conversion of foreign payments into U.S. dollars may contribute to fluctuations in the Company's results of operations and fluctuating exchange rates could cause reduced gross revenues and/or gross margins from dollar-denominated international sales.

20.

Brand Recognition.

Building brand equity may involve significant expenditures, time, and long-term investment in order to develop customer relationships and ultimately customer loyalty.  Despite the Company’s goal of maintaining a low cost structure to enable it to nurture relationships with small segments, combine them to form a core audience, and eventually gain critical mass, there can be no assurance that the Company would be able to generate market value and create customer brand loyalty through brand awareness and brand associations.

ITEM 2.01  - Completion of Acquisition or Disposition of Assets

Effective December 16, 2005, the Company, Serino 1, Corp., acquired through the execution of an Agreement and Plan of Acquisition the assets and business of Fresh Harvest Products, Inc.  The assets acquired include all of the assets and business of Fresh Harvest Products, Inc.  The assets include a line of natural, organic food products that are to be marketed under the Fresh Harvest brand that are under development.

The assets and business were acquired from the majority shareholders of Fresh Harvest Products, Inc. none of whom are affiliates of Serino 1, Corp.

The consideration paid under the terms and conditions was one share of restricted common stock of Serino 1 for each share of common stock held by the shareholder of Fresh Harvest Products.  The selling shareholders of Fresh Harvest Products must return their shares of Fresh Harvest Products in order to receive their shares of Serino 1.

For detailed discussion of the merger and of the Company’s business operations, including contact information, employees and risk factors, see Item 1.01.

ITEM 3.02 – Unregistered sales of Equity Securities

In general, under Rule 144, as currently in effect, subject to the satisfaction of certain other conditions, a person, including an affiliate of the Company (in general, a person who has a control relationship with the Company) who has owned restricted securities of common stock beneficially for at least one year is entitled to sell, within any three-month period, that number of shares of a class of securities that does not exceed the greater of (i) one percent (1%) of the shares of that class then outstanding or, if the common stock is quoted on NASDAQ, or (ii) the average weekly trading volume of that class during the four calendar weeks preceding such sale. A person who has not been an affiliate of the Company for at least the three months immediately preceding the sale and has beneficially owned shares of common stock for at least two (2) years is entitled to sell such shares under Rule 144 without regard to any of the limitations described above.

No prediction can be made as to the effect, if any, that future sales of shares of common stock or the availability of common stock for future sale will have on the market price of the common stock prevailing from time-to-time. Sales of substantial amounts of common stock on the public market could adversely affect the prevailing market price of the common stock.

The Company has not paid a cash dividend on the common stock since inception. The payment of dividends may be made at the discretion of the Board of Directors of the Company and will depend upon, among other things, the Company's operations, its capital requirements, and its overall financial condition.

On December 16, 2005 the Company issued one share of restricted common stock in exchange for each share of common stock held by the shareholders of Fresh Harvest.  The total amount of this issuance was 383,628 shares of restricted common stock within the meaning of Rule 144(a)(3)

promulgated under the Securities Act of 1933, as amended, because such shares were issued and sold by the Company in private transactions not involving a public offering.  Additionally on that date and as a part of that same transaction the Company issued 165,532 shares of restricted common stock.  All shares issued as part of this transaction were issued under Section 4 (2) of the Act. The table below details the recipients of such stock, the amounts each received and the percentage of this class of stock owned by each party.

NAME	TOTAL
Michael Jordan Friedman	114,000	20.76%
Jennifer Blakeman	1,000	0.18%
Marcia Roberts	81,667	14.87%
Il Luminate	165,532	30.14%
Dom Cingari	33,333	6.07%
William Bodine	5,085	0.93%
Robert C. Willis	100,000	18.21%
Greg Katsaros	1,167	0.21%
Jay Odintz	10,000	1.82%
Robert Guerra	6,667	1.21%
Jenny Carter	3,333	0.61%
Larry Kremer	1,667	0.30%
Karen Barben	833	0.15%
Bob Shivers	833	0.15%
Joe Levy	1,667	0.30%
Cambria-Pacific	1,667	0.30%
Salvatore J. Cingari	1,667	0.30%
Joseph Cingari	865	0.16%
Roman Mayer	100	0.02%
Sarah Dumbrille	133	0.02%
Will Mansour	1,300	0.24%
Nick Paonessa	333	0.06%
Mark Faverman	1,667	0.30%
Steven Friedman	3,333	0.61%
Linda Willis	3,333	0.61%
Rebecca Willis	3,333	0.61%
Ned Visser	833	0.15%
Peter Lobel	833	0.15%
Harry Topalian	833	0.15%
Joseph Ackilli	833	0.15%
Lisa & Stephen Brown	156	0.03%
John Galatro	156	0.03%
Lazaros Ouzounidis	313	0.06%
Christopher Vento	344	0.06%
Lisa Evanko	31	0.01%
Goliath Development, LLC	313	0.06%
TOTAL	549,160	100.00%

ITEM 5.01 Changes in Control of Registrant

On December 16, 2005, Serino 1, Inc. ("Serino") acquired Fresh Harvest Products, Inc. (“Fresh Harvest” or the "Company"), pursuant to an Agreement and Plan of Acquisition dated December 16, 2005.  Under the terms of the agreement, which is attached hereto and incorporated by reference as Exhibit 10.1, Serino shall cause to be issued 383,628 shares of restricted common stock to the shareholders of Fresh Harvest Products, Inc. in exchange for their shares of common stock of Fresh Harvest.  Additionally, under the agreement the Company shall issue 165,532 shares of restricted common stock to Illuminate, Inc. under the terms described in 1.01 (2) above.

The table below sets forth information with respect to the beneficial ownership of the Common Stock by (i) each of the directors and executive officers of the Company, (ii) each person known by the Company to be the beneficial owner of five percent or more of the outstanding Common Stock, and (iii) all executive officers and directors as a group, as of December 31, 2005.  Unless otherwise indicated, the Company believes that the beneficial owner has sole voting and investment power over such shares.

Title

Name and Address

Amount and Nature

Percent

of Class

of Beneficial Owner

of Beneficial Ownership

of Class

--------------------------------------------------------------------------------------------------------------------------------

Common

Michael Jordan Friedman (1)

  114,000

  21.30%

280 Madison Ave, Suite 1005

New York, NY 10016

Common

A. William Bodine

      5,085

  0.95%

280 Madison Ave, Suite 1005

New York, NY 10016

Common

Dominick Cingari

   33,333

6.23%

280 Madison Ave, Suite 1005

New York, NY 10016

Common

Jay Odintz

     10,000

1.83%

280 Madison Ave, Suite 1005

New York, NY 10016

Common

Robert C. Willis

  100,000

18.68%

280 Madison Ave, Suite 1005

New York, NY 10016

Common

Marcia Roberts (2)

    81,667

15.26%

280 Madison Ave, Suite 1005

New York, NY 10016

Common

Richard Verdiramo

      -- 0 --

0.00%

3163 Kennedy Boulevard

Jersey City, New Jersey 07094

Common

Illuminate, Inc.

    165,532

30.00%

3163 Kennedy Boulevard

Jersey City, New Jersey 07306

Common

All Officers and Directors

as a Group- Five People

   162,418

30.91%

----------------------

(1)   President and son of Marcia Roberts

(2)   Mother of Michael Jordan Friedman

ITEM 5.02

Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers.

At the close of the agreement between Serino 1 Corp and Fresh Market Harvest Products, Inc., our previous officer and director, Vincent Verdiramo, resigned simultaneous to the appointment of new officers and directors as identified below:

Name                                    Age      Positions and Offices Held

Date of Appointment

Michael Jordan Friedman

28

President/Director

12/16/05

Dominick M. Cingari

31

COO/Director

12/16/05

A. William Bodine

62

CFO/Director

12/16/05

Jay Odintz

46

Director

12/16/05

Richard Verdiramo

41

Director

12/16/05

Set forth below is the name of our director and officer, all positions and offices with the Company held, the period during which each has served as such, and the business experience during at least the last five years:

Michael Jordan Friedman, L.L.M., J.D. – President and Chairman of the Board – Age 28 - Mr. Friedman, was appointed to the position of President and Director of Fresh Harvest Products, Inc. (New Jersey) on December 16, 2005.  He previously held that position with Fresh Harvest Products, Inc. (New York) from November 26, 2003 until his transition to the newly established New Jersey entity.  Mr. Friedman earned a Masters of Law in Taxation, May 2005, and is a graduate of New York Law School, May 2003.  Mr. Friedman earned his securities brokerage license at the age of nineteen (1997), and worked in corporate finance, and then investment banking.  Mr. Friedman has consulted in the food industry from March 2001 to May 2004, working with rapidly growing companies helping shape their expansion into existing and new markets.  He is an advisor and on the Board of Directors of Talk Entertainment, Inc., a privately held multi-media company since 2003.  Mr. Friedman is on the Board of Advisors of incNetworks, Inc., a wireless communications company since June 2005.

Dominick M. Cingari – Chief Operating Officer– Age 31- Mr. Cingari grew up in his family’s retail food business and from the age of 4 (1978) was working in their stores stocking shelves and learning the basics of the business.  After graduating with a degree in food marketing from St. Joseph’s University in May 2000 Mr. Cingari worked for Poland’s Best, an importer and distributor of gourmet/ethnic food products selling to supermarket chains from July 2000 to February 2005.  Mr. Cingari, in May 2001 started his own import, sales and distribution company with products from around the world, including: Italy, Poland, Greece and Hungary.  Mr. Cingari frequently traveled to Europe and has developed products step by step from the farm to the supermarket shelves.  Mr. Cingari consulted with food companies on product development, brand extensions and brand development, marketing, and business development from 2001 through 2005.

William Bodine, Ph.D. – Chief Financial Officer and Director - Age 62 – Mr. Bodine has been Chairman & Managing Director of Investment Advisory Group, a financial services company providing investment advisory services to major financial institutions worldwide, since 1989. Previously, Mr. Bodine served as Head/Managing Director at J.P. Morgan’s Investment Advisory Group (1987-1989) and Director of Investment Research for Citicorp’s global Investment

Management Group (1981-1986).  Mr. Bodine has served as Senior Advisor to two private equity funds of the Rockefeller Family, the Spinnaker Fund, the Baltic Fund, and The France Growth Fund (1986-1987).   In 2000 Mr. Bodine became Chairman of The Mantou China Fund, a public fund based in Hong Kong directed towards equity investing in greater China.  From 1980 through 1995 Mr. Bodine has served in several professional associations, including: Governor of the Association for Investment Management, Director of the International Society of Financial Analysts, Director of the Financial Analysts Federation, President of the New York Society of Security Analysts, and Senior Advisor of the Investment Management Institute. He was a CFA Examiner and served as Senior Capital Markets Advisor to Kazakhstan and as a Risk Management Advisor to the Industrial Finance Corporation of Thailand.  Mr. Bodine holds a Ph.D. in finance from Marlborough University (U.K.) (1998), MBA at Harvard Business School (1969), and B.A at the University of California at Los Angeles (1967).  Mr. Bodine has taught at St. Catherine’s College at Oxford (1987-1993), the London School of Economics (1984) and lectured at Harvard Business School(_1986). He also has been a regular instructor at the EuroMoney Institute of Finance (1987-1993) and has also taught at The Saudi Arabian Institute of Banking (1995).

Richard J. Verdiramo Director - Age 41 – Mr. Verdiramo has been the President and director of SoySlim, Inc. a marketer of fortified soy health drinks since April 2001.  Since December he has been President and director of General Metals Corporation, a company that is actively seeking acquisition candidates in the Mining and Exploration sector. He has been serving since January 2002 as Vice President of Best Health, Inc. a company that develops, acquires and markets medical products, particularly in the ocular health consumer products market.  He was also the President of General Metals’ predecessor company, RECOV Energy, Corp. February 2005 – December 2005, a company that was actively seeking a merger candidate in the energy reclamation field and of Interactive Multimedia Network, Inc. from March of 1998 through its name to RECOV.  Interactive provided internet and traditional marketing services to corporations nationally.  Mr. Verdiramo has extensive experience in the marketing of consumer products and brand development.  He graduated from Providence College in 1986.

Jay Odintz, C.P.A. - Director – Age 46 – Has been a partner in Arthur Friedman CPA, a CPA firm located in New York since 1970. Mr. Odintz is a licensed CPA and a CFP (Certified Financial Planner) in 1983 and 1986, respectively.  His specializations include: tax strategies for wealthy individuals and business entities, financial reporting, real estate management, hedge fund and commodity partnership accounting.  Mr. Odintz graduated in 1981 from Queens College in New York with a B.A. in accounting.

The following table reflects compensation for services to the acquired company, Fresh Harvest Products, Inc. (New York) for the fiscal years ended October 31, 2005 and 2004 by the executive officers.  No executive officer of the Company received compensation which exceeded $100,000 during this period.

SUMMARY COMPENSATION TABLE

ANNUAL COMPENSATION

LONG TERM COMPENSATION

-------------------------------------------------------------------------

---------------------------------------

Name and

Other

Restricted

Principal

Annual  Stock

Position

Year

Salary ($)

Bonus ($)

Comp. ($)

Awards (1)($)

------------------------------------------------------------------------------------------------------------------------

Michael Jordan (1)

2005

$   -0-

  -0-

  -0-

350,000

Friedman

2004

$   -0-

  -0-

  -0-

   -0-

President/Director

Dominick Cingari (2)

2005

$    -0-

  -0-

  -0-

300,000

COO/Director

2004

$    -0-

  -0-

  -0-

100,000

A. William Bodine (3)2005

$    -0-

  -0-

  -0-

152,557

CFO/Director

2004

$    -0-

  -0-

  -0-

   -0-

Robert C. Willis

2005

$    -0-

  -0-

  -0-

   -0-

Director (4)

2004

$    -0-

  -0-

  -0-

   -0-

Jay Odintz

2005

$    -0-

  -0-

  -0-

   -0-

Director

2004

$    -0-

  -0-

  -0-

   -0-

Richard Verdiramo

2005

$    -0-

  -0-

  -0-

   -0-

Director

2004

$    -0-

  -0-

  -0-

   -0-

------------------------

(1)

In May 2005 the Board of Directors of Fresh Harvest, Inc. (New York) issued shares under Section 4(2) of the Securities Act to Mr. Friedman for services rendered to the Company to date during the fiscal year ended October 31, 2005, this award was valued at $3,000.

(2)

In April and July of 2005 the Board of Directors of Fresh Harvest, Inc. (New York) issued shares under Section 4(2) of the Securities Act to Mr. Cingari for services rendered to the Company to date during the fiscal year ended October 31, 2005, this award of was valued at $14,000.  In March 2004 Board of Directors of Fresh Harvest, Inc. (New York) issued shares under Section 4(2) of the Securities Act to Mr. Cingari for services rendered to the Company to date during the fiscal year ended October 31, 2004, this award was valued at $100.

(3)

In October 2005 the Board of Directors of Fresh Harvest, Inc. (New York) issued shares under Section 4(2) of the Securities Act to Mr. Bodine for as a signing bonus under the employment contract he entered into with the Company, the details of which appear below. The value of this award was valued at $15,255.70

(4)

Since December 16, 2005 Robert C. Willis is no longer a Member of the Board of Directors or the Executive Management Team.

The Company has entered into employment agreements with certain of its key employees, the details of which are as follows:

The Company entered into an Employment Agreement with Michael Jordan Friedman on November 1, 2005.  This agreement is for a term of 5 years and calls for an initial base salary of $10,000 per month. His base salary will increase to $12,000 per month after the Company achieves a second round of financing or July 1, 2006, whichever occurs first.  Additionally, the employee shall receive health and fringe benefits in like kind and quality as the other executives of the Company.

The Company entered into an Employment Agreement with Dominick Cingari on November 1, 2005.  This agreement is for a term of 3 years and calls for an annual salary of $8,000 per month for the first year and in commencing in year two the monthly base salary will increase to $11,000. Additionally, the agreement called for an initial stock award of 600,000 restricted common stock shares.  Additionally, the employee shall receive health and fringe benefits in like kind and quality as the other executives of the Company.

The Company entered into an Employment Agreement with A. William Bodine on October 1, 2005.  This agreement is for a term of 2 years and calls for an annual salary of $5,000 per month and a restricted common stock award of 152,557.  Upon the Company achieving a second round of financing the base salary shall increase to $10,000 per month.  At the end of the first 90 days of employment the Company shall grant to Mr. Bodine an amount of restricted common stock equal to 1% of the then issued and outstanding shares of the Company.  Additionally, the employee shall receive health and fringe benefits in like kind and quality as the other executives of the Company.

Employee contracts are filed with this Form 8K as Exhibits 10.2, 10.3 and 10.4.

ITEM 5.03 Amendments to Articles of Incorporation or bylaws: Change in Fiscal Year

Effective December 29, 2005, Serino 1 Corp amended the Articles of Incorporation to change the name of the Company to Fresh Harvest Products, Inc.

The Certificate of Amendment is attached hereto as Exhibit 3.1c.

On December 29, 2005 the board of directors determined that the fiscal year end for the Company shall be October 31.  The Company entered into the merger described in Items 1.01 and 2.01 subsequent to the filing of its Form 10QSB for the quarterly period ended October 31, 2005.  The Company intends to issue a 10-KSB for the transition period ended October 31, 2005 to facilitate the change in fiscal year.

ITEM 5.06 – Change in Shell Company Status

The merger between Serino 1 Corp and Fresh Harvest Products, Inc. removed Serino’s shell company status.  See discussion under Item 1.01 above.

ITEM 8.01 – Other Events

Fresh Harvest Products, Inc. issued a press release announcing the Company’s merger with Serino 1 Corp on January 27, 2006.  The press release is attached hereto as Exhibit 99.1.

ITEM 9.01

Financial Statements and Exhibits.

(a)

Financial Statements of Businesses Acquired.

FRESH HARVEST PRODUCTS, INC.

FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2005

CONTENTS

INDEPENDENT AUDITOR’S REPORT

FINANCIAL STATEMENTS:

Balance Sheet

Statement of Operations

Statement of Stockholders’ Equity

Statement of Cash Flows

Notes to Financial Statements

MOORE & ASSOCIATES

CHARTERED

ACCOUNTANTS AND ADVISORS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM

To the Board of Directors of

Fresh Harvest Products, Inc.:

We have audited the accompanying balance sheet of Fresh Harvest Products, Inc. as of October 31, 2005, and the related statements of operations, stockholders’ equity, and cash flows for the period since inception on November 26, 2003.  These financial statements are the responsibility of the management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (PCAOB).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fresh Harvest Products, Inc. as of October 31, 2005, and the results of its operations and its cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the financial statements, the Company’s recurring losses and lack of operations raises substantial doubt about its ability to continue as a going concern.  Management’s plans concerning these matters are also described in Note 3.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates, Chartered

Moore & Associates, Chartered

Las Vegas, Nevada

November 9, 2005

2675 S. Jones Boulevard, Suite 109, Las Vegas, NV 89146 (702) 253-7511 Fax (702) 253-7501

FRESH HARVEST PRODUCTS, INC.

Balance Sheet

(a development stage company)

October 31, 2005

ASSETS
Current Assets
Cash in Bank	$ 30,235

Other Assets
Deposits	2,675
Total Other Assets	2,675

TOTAL ASSETS	$ 32,910

LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities
Payroll Taxes Payable	$ 2,755
Loans Payable	3,700
Total Current Liabilities	6,455

Long-Term Liabilities
Loans Payable	100,000

Total Liabilities	106,455

Stockholders' Equity
Common Stock, Authorized 200,000,000 Shares,
Issued and Outstanding: 10,891,557 Shares,
Par Value $0.0001	1,089

Paid in Capital	101,671

Contributed Capital	68,768

Accumulated Deficit, October 31, 2005	(245,073)

Total Stockholders' Equity	(73,545)

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$ 32,910

The accompanying notes are an integral part of these statements

FRESH HARVEST PRODUCTS, INC.

Statement of Operations

(a development stage company)

For the period from November 26, 2003 (inception) to October 31, 2005

	Nov 1, 2004 to October 31, 2005	Since Inception [Nov 26, 2003] Through October 31, 2004	Since Inception [Nov 26, 2003] Through October 31, 2005

Revenue	$ 52	$ -	$ 52

Expenses
Amortization	$ 200	$ 50	$ 250
General & Administrative	$ 183,559	$ 61,316	$ 244,875

Total Expenses	$ 183,759	$ 61,366	$ 245,125

Income (Loss) before Taxes	$ (183,707)	$ (61,366)	$ (245,073)

Provision for Income Taxes	$ -	$ -	$ -

Net Income (Loss)	$ (183,707)	$ (61,366)	$ (245,073)

Basic and Diluted Earnings (Loss) per Share	a	a	a

Weighted Average Number of Shares	10,891,557	9,479,179	10,891,557

a = Less than $0.01

The accompanying notes are an integral part of these statements

FRESH HARVEST PRODUCTS, INC.

Statement of Stockholders’ Equity

(a development stage company)

For the period from November 26, 2003 (inception) to October 31, 2005

	Common	Stock	Paid in	Contributed	Accumulated
	Shares	Amount	Capital	Capital	Deficit	Total

Shares Issued at Inception, November 26, 2003	9,390,000	$ 939	$ 34,471			$ 35,410

Contributed Capital at Inception, November 26, 2003				$ 25,956		25,956

Net Income (Loss), Inception to
October 31, 2004					$ (61,366)	(61,366)

Shares Issued, February 2004	100,000	10	90			100

Share Issued, November 2004	60,000	6	54			60

Shares Issued, January 2005	50,000	5	995			1,0000

Shares Issued, April 2005	200,000	20	3,980			4,000

Shares Issued, May 2005	500,000	35	2,985			3,000

Contributed Capital, May 2005		15		6,965		7,000

Shares Issued, June 2005	4,000	0	400			400

Shares Issued, July 2005	265,000	27	26,473			26,500

Contributed Capital, July 2005				35,847		35,847

Shares Issued August 2005	25,000	3	2,497			2,500

Shares Issued September 2005	125,000	13	12,488			12,501

Shares Issued October 2005	172,557	17	17,238			17,255

Net Income (Loss), November 1, 2004 to October 31, 2005					(183,707)	(183,707)
Balance, October 31, 2005	10,891,557	$ 1,089	$ 101,671	$ 68,768	$ (183,707)	$(73,545)

The accompanying notes are an integral part of these statements

FRESH HARVEST PRODUCTS, INC.

Statement of Cash Flows

(a development stage company)

For the period from November 26, 2003 (inception) to October 31, 2004

	November 1, 2004 to October 31, 2005	Since Inception [Nov 26, 2003] Through October 31, 2004	Since Inception [Nov 26, 2003] Through October 31, 2005

Operating Activities

Net Loss	$ (183,707)	$ (61,366)	$ (245,073)

Adjustments to Reconcile Net Loss to Net Cash
Provided by (used for) Operations
Amortization	200	50	250
Increase in Deposits	(2,675)		(2,675)
Increase in Payroll Taxes Payable	2,755		2,755
Increase in Loans Payable	3,700		3,700

Cash Provided by (Used for) Operations	(179,727)	(61,316)	(241,043)

Investing Activities
Organization Costs	-	(250)	(250)

Financing Activities

Increase in Loans Payable - Long Term	100,000		100,000

Sale of Common Stock	67,150	35,610	102,760

Contributed Capital	42,812	25,956	68,768

Cash Provided by (Used for) Financing Activities	209,962	61,566	271,528

Net Change in Cash	30,235	-	30,235

Beginning Cash	-	-	-

Ending Cash	$ 30,235	$ -	$ 30,235

The accompanying notes are an integral part of these statements

FRESH HARVEST PRODUCTS, INC.

(a development stage company)

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

NOTE 1.

GENERAL ORGANIZATION AND BUSINESS

Fresh Harvest Products, Inc. (the Company) was incorporated under the laws of the state of New York on November 26, 2003.  The Company was organized to market and distribute (both domestic and imported) a line of organic food products.

The Company has been in the development stage since inception and has no operations to date.

NOTE  2.

SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES

The relevant accounting are listed below.

Accounting Basis

The basis is United States generally accepted accounting principles.

Earnings per Share

The basic earnings (loss) per share is calculated by dividing the Company’s net income(loss) available to common shareholders by the weighted average number of common shares during the year. The diluted earnings (loss) per share is calculated by dividing the Company’s net income (loss) available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted as of the first of the year for any potentially dilutive debt or equity.

The Company has not issued any options or warrants or similar securities since inception.

Dividends

The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid during the period shown.

Income Taxes

The provision for income taxes is the total of the current taxes payable and the net of the change in the deferred income taxes. Provision is made for the deferred income taxes where differences exist between the period in which transactions affect current taxable income and the period in which they enter into the determination of net income in the financial statements.

Advertising

Advertising is expensed when incurred. There has been no advertising during the period.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.

GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business.  However the Company has no current source of revenue, or operations.  Without realization of additional capital, it would be unlikely for the Company to continue as a going concern.

FRESH HARVEST PRODUCTS, INC.

(a development stage company)

NOTES TO FINANCIAL STATEMENTS-CONTINUED

October 31, 2005

NOTE 4.

STOCKHOLDERS’ EQUITY

Common Stock –all Common Stock has a par value of $0.0001.

In October 2005 the Company issued 172,557 shares of its par value common stock as signing bonuses to new managerial employees. These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $17,255.

In September 2005 the Company issued 125,000 shares of its par value common stock for Board of Advisors Members.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $12,500.

In August 2005 the Company issued 25,000 shares of its par value common stock for marketing and consulting services.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $2,500.

In July 2005 the Company issued 265,000 shares of its par value common stock for managerial, Board of Advisor Members web design, art work design and creation and financial services.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $26,500.

In June 2005 the Company issued 4,000 shares of its par value common stock for marketing and consulting services.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $400.

In May 2005 the Company issued 500,000 shares of its par value common stock for managerial and financial services and Contributed Capital.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $3,000.

In April 2005 the Company issued 200,000 shares of its par value common stock for managerial services.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $4,000.

In January 2005 the Company issued 50,000 shares of its par value common stock for managerial services.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $1,000.

In November 2004 the Company issued 60,000 shares of its par value common stock for graphic and marketing services.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $60.

In February 2004 the Company issued 100,000 shares of its par value common stock for Board of Advisor Member and other services.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $100.

In November 2003 the Company issued 9,390,000 shares of its par value common stock for founders, investors and related services.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $32,610.

During the month of July 2005, the Company received from its Chairman of the Board of Directors $35,847 in the form of Contributed Capital.

FRESH HARVEST PRODUCTS, INC.

(a development stage company)

NOTES TO FINANCIAL STATEMENTS-CONTINUED

October 31, 2005

During the month of May 2005, the Company received from its Chairman of the Board of Directors $7,000 in the form of Contributed Capital.

During the period November 1, 2004 through October 31, 2005, the Company increased the number of shares issued by 90,000 to reflect adjustments made to prior Shareholders.

On November 26, 2003 (inception), the Company received from its sole officer and Director, $25,956 in the form of Contributed Capital.

NOTE 5.

RELATED PARTY TRANSACTIONS

The Company utilizes office space that is provided to it rent free by a Director. This Director has agreed not to charge rent and is not expecting payment from the Company for the office use, an amount of has been reflected in the financial statements as rent expense with is offset to Paid in Capital in the amount of $1,200 for the Fiscal Year Ended October 31, 2005.

NOTE 6.

PROVISION FOR INCOME TAXES

The Company provides for income taxes under Statement of Financial Accounting Standards NO. 109, Accounting for Income Taxes. SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse.

SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.  All of the expenditures thus far have been to organize the Company and will not be expensed for tax purposes until the Company has operations.

The provision for income taxes is comprised of the net changes in deferred taxes less the valuation account plus the current taxes payable as shown in the chart below.

Net changes in  Deferred Tax Benefit less than

 valuation account

0

Current Taxes Payable

0

---------------

Net Provision for Income Taxes

0

=========

NOTE 7.

REVENUE AND EXPENSES

The Company currently has no operations and no revenue.

NOTE 8.

OPERATING LEASES AND OTHER COMMITMENTS:

The Company also has no lease obligations.

NOTE  9.

 THE EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS

Below is a listing of the most recent accounting standards and their effect on the Company.

FRESH HARVEST PRODUCTS, INC.

(a development stage company)

NOTES TO FINANCIAL STATEMENTS-CONTINUED

October 31, 2005

SFAS 148         Accounting for Stock-Based Compensation-Transition and Disclosure

Amends FASB 123 to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation.

SFAS 149        Amendment of Statement 133 on Derivative Instruments and Hedging Activities

This Statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives)  and for hedging activities under FASB Statement NO. 133, Accounting for Derivative Instruments and Hedging  Activities.

SFAS

150       Financial Instruments with Characteristics of both Liabilities and Equity

This Statement requires that such instruments be classified as liabilities in the balance sheet.  SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003.

Interpretation No. 46 (FIN 46)

Effective January 31, 2003, The Financial Accounting Standards Board requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a continuing financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The Company has not invested in any such entities, and does not expect to do so in the foreseeable future.

The adoption of these new Statements is not expected to have a material effect on the Company’s financial position, results or operations, or cash flows.

b)  Proforma financial statements

FRESH HARVEST PRODUCTS, INC.

PRO FORMA FINANCIAL STATEMENTS

AS OF JANUARY 15, 2006

CONTENTS

FINANCIAL STATEMENTS:

Balance Sheet

Statement of Operations

Statement of Stockholders’ Equity

Statement of Cash Flows

Notes to Financial Statements

FRESH HARVEST PRODUCTS, INC.

Pro-Forma Balance Sheet

(a development stage company)

January 15, 2006

ASSETS
Current Assets
Cash in Bank	26,785

Other Assets
Deposits	2,675
Total Other Assets	2,675

TOTAL ASSETS	29,460

LIABILITIES & STOCKHOLDERS' EQUITY
Current Liabilities
Accrued Expenses	1,200
Payroll Taxes Payable	6,000
Loans Payable	3,700
Total Current Liabilities	10,900

Long-Term Liabilities
Loans Payable	100,000

Total Liabilities	110,900

Stockholders' Equity
Common Stock, Authorized 200,000,000 Shares,
Issued and Outstanding: 10,899,856 Shares,
Par Value $0.0001	1,090

Paid in Capital	175,470

Contributed Capital	68,768

Accumulated Deficit, January 31, 2006	(326,768)
Total Stockholders' Equity	(81,440)
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	29,460

The accompanying notes are an integral part of these statements

FRESH HARVEST PRODUCTS, INC.

Pro-Forma Statement of Operations

(a development stage company)

For the period from November 26, 2003 (inception) to January 15, 2006

	November 1, 2005 to January 15, 2006	Since Inception [Nov 26, 2003] Through October 31, 2005	Since Inception [Nov 26, 2003] Through January 15, 2006

Revenue	$ -	$ 52	$ 52

Expenses
Amortization		$ 250	$ 250
General & Administrative	$ 81,695	$ 244,875	$ 326,570

Total Expenses	$ 81,695	$ 245,125	$ 326,820

Income (Loss) before Taxes	$ (81,695)	$ (245,073)	$ (326,768)

Provision for Income Taxes	$ -	$ -	$ -

Net Income (Loss)	$ (81,695)	$ (245,073)	$ (326,768)

Basic and Diluted Earnings (Loss) per Share	a	a	a

Weighted Average Number of Shares	10,899,856	9,479,179	10,891,557

a = Less than $0.01

The accompanying notes are an integral part of these statements

FRESH HARVEST PRODUCTS, INC.

Pro-Forma Statement of Stockholders’ Equity

(a development stage company)

For the period from November 26, 2003 (inception) to January 15, 2006

	Common	Stock	Paid in	Contributed	Accumulated
	Shares	Amount	Capital	Capital	Deficit	Total

Shares Issued at Inception, November 26, 2003	9,390,000	939	$ 34,471			$ 35,410
Contributed Capital at Inception, November 26, 2003				$ 25,956		25,956
Net Income (Loss), Inception to October 31, 2004					$ (61,366)	(61,366)
Shares Issued, February 2004	100,000	10	90			100
Share Issued, November 2004	60,000	6	54			60
Shares Issued, January 2005	50,000	5	995			1,000
Shares Issued, April 2005	200,000	20	3,980			4,000
Shares Issued, May 2005	500,000	15	2,985			3,000
Contributed Capital, May 2005		35		6,965		7,000
Shares Issued, June 2005	4,000	0	400			400
Shares Issued, July 2005	265,000	27	26,473			26,500
Contributed Capital, July 2005				35,847		35,847
Shares Issued August 2005	25,000	3	2,497			2,500
Shares Issued September 2005	125,000	13	12,488			12,501
Shares Issued October 2005	172,557	17	17,238			17,255
Net Income (Loss) October 31, 2005					(183,707)	(183,707)
Shares Issued November 2005	600,000	60	11,940			12,000
Shares Issued November 2005	9,375	1	14,999			15,000
Shares Issued December 2005	50,314	5	46,795			46,800
Reverse Split of Shares December 2005	(11,166,204)	(1,116)	1,116			-
Shares Issued January 2006	10,514,814	1,051	(1,051)			-
Net Income (Loss), November 1, 2005 to January 15, 2006					(81,695)	(81,695)
Balance, January 31, 2006	10,899,856	1,090	175,470	68,768	(326,768)	(81,440)

The accompanying notes are an integral part of these statements

FRESH HARVEST PRODUCTS, INC.

Pro-Forma Statement of Cash Flows

(a development stage company)

For the period from November 26, 2003 (inception) to January 15, 2006

	November 1, 2005 to January 31, 2006	Since Inception [Nov 26, 2003] Through October 31, 2005	Since Inception [Nov 26, 2003] Through January 31, 2006

Operating Activities

Net Loss	$ (81,695)	$ (245,073)	$ (326,768)

Adjustments to Reconcile Net Loss to Net Cash
Provided by (used for) Operations
Amortization		250	250
Increase in Deposits	0	(2,675)	(2,675)
Increase in Payroll Taxes Payable	3,245	2,755	6,000
Increase in Loans Payable		3,700	3,700

Cash Provided by (Used for) Operations	(78,450)	(241,043)	(319,493)

Investing Activities
Organization Costs	-	(250)	(250)

Financing Activities

Increase in Loans Payable - Long Term		100,000	100,000

Sale of Common Stock	75,000	102,760	177,760

Contributed Capital	0	68,768	68,768

Cash Provided by (Used for) Financing Activities	75,000	271,528	346,528

Net Change in Cash	(3,450)	30,235	26,785

Beginning Cash	30,235	-	-

Ending Cash	$ 26,785	$ 26,785	$ 53,570

The accompanying notes are an integral part of these statements

FRESH HARVEST PRODUCTS, INC.

(a development stage company)

NOTES TO PRO-FORMA FINANCIAL STATEMENTS

January 15, 2006

NOTE 1.

GENERAL ORGANIZATION AND BUSINESS

Fresh Harvest Products, Inc. (the Company) was incorporated under the laws of the state of New York on November 26, 2003.  The Company was organized to market and distribute (both domestic and imported) a line of organic food products.

The Company has been in the development stage since inception and has no operations to date.  On December 16, 2005 the Company: (1) reverse split its shares 30:1; and, (2) merged with Serino 1, Corp., a New Jersey corporation.

NOTE  2.

SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES

The relevant accounting are listed below.

Accounting Basis

The basis is United States generally accepted accounting principles.

Earnings per Share

The basic earnings (loss) per share is calculated by dividing the Company’s net income(loss) available to common shareholders by the weighted average number of common shares during the year. The diluted earnings (loss) per share is calculated by dividing the Company’s net income (loss) available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted as of the first of the year for any potentially dilutive debt or equity.

The Company has not issued any options or warrants or similar securities since inception.

Dividends

The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid during the period shown.

Income Taxes

The provision for income taxes is the total of the current taxes payable and the net of the change in the deferred income taxes. Provision is made for the deferred income taxes where differences exist between the period in which transactions affect current taxable income and the period in which they enter into the determination of net income in the financial statements.

Advertising

Advertising is expensed when incurred. There has been no advertising during the period.

FRESH HARVEST PRODUCTS, INC.

(a development stage company)

NOTES TO PR0-FORMA FINANCIAL STATEMENTS-CONTINUED

January 16, 2006

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.

GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business.  However the Company has no current source of revenue, or operations.  Without realization of additional capital, it would be unlikely for the Company to continue as a going concern.

NOTE 4.

STOCKHOLDERS’ EQUITY

Common Stock –all Common Stock has a par value of $0.0001.

In January 2006 the Company issued shares of its par value common stock for services rendered, Board of Advisors, investments of capital and money owed. These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $1,051.

In December 2005 the Company issued 12,814 shares of its par value common stock as signing bonuses to a new managerial employee and as commission on sales of equity units in Fresh Harvest; and sold 37,500 shares of its par value common stock. These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $46,795.

In November 2005 the Company sold 9,375 shares of its par value common stock to investors. These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $15,000.

In October 2005 the Company issued 172,557 shares of its par value common stock as signing bonuses to new managerial employees. These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $17,255.

In September 2005 the Company issued 125,000 shares of its par value common stock for Board of Advisors Members.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $12,500.

FRESH HARVEST PRODUCTS, INC.

(a development stage company)

NOTES TO FINANCIAL PRO-FORMA STATEMENTS-CONTINUED

January 15, 2006

In August 2005 the Company issued 25,000 shares of its par value common stock for marketing and consulting services.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $2,500.

In July 2005 the Company issued 265,000 shares of its par value common stock for managerial, Board of Advisor Members web design, art work design and creation and financial services.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $26,500.

In June 2005 the Company issued 4,000 shares of its par value common stock for marketing and consulting services.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $400.

In May 2005 the Company issued 500,000 shares of its par value common stock for managerial and financial services and Contributed Capital.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $3,000.

In April 2005 the Company issued 200,000 shares of its par value common stock for managerial services.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $4,000.

In January 2005 the Company issued 50,000 shares of its par value common stock for managerial services.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $1,000.

In November 2004 the Company issued 60,000 shares of its par value common stock for graphic and marketing services.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $60.

In February 2004 the Company issued 100,000 shares of its par value common stock for Board of Advisor Member and other services.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $100.

In November 2003 the Company issued 9,390,000 shares of its par value common stock for founders, investors and related services.  These shares were issued under Section 4(2) of the Securities Act of 1933. These shares were valued by the Company at $32,610.

During the month of July 2005, the Company received from its Chairman of the Board of Directors $35,847 in the form of Contributed Capital.

FRESH HARVEST PRODUCTS, INC.

(a development stage company)

NOTES TO FINANCIAL PRO-FORMA STATEMENTS-CONTINUED

January 15, 2006

During the month of May 2005, the Company received from its Chairman of the Board of Directors $7,000 in the form of Contributed Capital.

During the period November 1, 2004 through October 31, 2005, the Company increased the number of shares issued by 90,000 to reflect adjustments made to prior Shareholders.

On November 26, 2003 (inception), the Company received from its sole officer and Director, $25,956 in the form of Contributed Capital.

NOTE 5.

RELATED PARTY TRANSACTIONS

The Company utilizes office space that is provided to it rent free by Directors who have agreed not to charge rent and is not expecting payment from the Company for the office use. An amount of has been reflected in the financial statements as rent expense with is offset to Paid in Capital in the amount of $1,200 for the Fiscal Year Ended October 31, 2005.

NOTE 6.

PROVISION FOR INCOME TAXES

The Company provides for income taxes under Statement of Financial Accounting Standards NO. 109, Accounting for Income Taxes. SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse.

SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.  All of the expenditures thus far have been to organize the Company and will not be expensed for tax purposes until the Company has operations.

The provision for income taxes is comprised of the net changes in deferred taxes less the valuation account plus the current taxes payable as shown in the chart below.

Net changes in  Deferred Tax Benefit less than

 valuation account

0

Current Taxes Payable

0

     -----------

Net Provision for Income Taxes

0

      ======

FRESH HARVEST PRODUCTS, INC.

(a development stage company)

NOTES TO FINANCIAL PRO-FORMA STATEMENTS-CONTINUED

January 15, 2006

NOTE 7.

REVENUE AND EXPENSES

The Company currently has no operations and no revenue.

NOTE 8.

OPERATING LEASES AND OTHER COMMITMENTS:

The Company also has no lease obligations.

NOTE  9.

 THE EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS

Below is a listing of the most recent accounting standards and their effect on the Company.

SFAS 148         Accounting for Stock-Based Compensation-Transition and Disclosure

Amends FASB 123 to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation.

SFAS 149     Amendment of Statement 133 on Derivative Instruments and Hedging Activities

This Statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives)  and for hedging activities under FASB Statement NO. 133, Accounting for Derivative Instruments and Hedging  Activities.

SFAS 150     Financial Instruments with Characteristics of both Liabilities and Equity

This Statement requires that such instruments be classified as liabilities in the balance sheet.  SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003.

Interpretation No. 46 (FIN 46)

Effective January 31, 2003, The Financial Accounting Standards Board requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a continuing financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The Company has not invested in any such entities, and does not expect to do so in the foreseeable future.

The adoption of these new Statements is not expected to have a material effect on the Company’s financial position, results or operations, or cash flows.

(c) Exhibits

Exhibit 3.1c

Amendment to Articles of Incorporation of Serino 1, Corp.

Exhibit 10.1

Agreement and Plan of Acquisition and Merger

Exhibit 10.2

Employment Agreement, Friedman

Exhibit 10.3

Employment Agreement, Cingari

Exhibit 10.4

Employment Agreement, Bodine

Exhibit 99.1

Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  January 27, 2006.

Fresh Harvest Products, Inc.

(Registrant)

/s/ Michael Jordan Friedman

_______________________________

Michael Jordan Friedman

President

Index to Exhibits

Exhibit 3.1c

Amendment to Articles of Incorporation of Serino 1, Corp.

Exhibit 10.1

Agreement and Plan of Acquisition and Merger

Exhibit 10.2

Employment Agreement, Friedman

Exhibit 10.3

Employment Agreement, Cingari

Exhibit 10.4

Employment Agreement, Bodine

Exhibit 99.1

Press Release